THIS LEASE is made and executed this first day of August, 1996 BETWEEN PAULIST PRODUCTIONS, Lessor (whether one or more), AND HEURISTIC DEVELOPMENT GROUP, Lessee (whether one or more),

                                  WITNESSETH:

     That Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor those certain premises known as: Suite No. Penthouse on the third floor and one room on the first floor of that certain Building known as the _____________ at 17575 Pacific Palisades, California 90272

     NOW, THEREFORE, it is mutually agreed as follows:

     1. The Term of this lease shall be for a period of 1 years, beginning on the 18th day of August, 1996.

     2. Lessee agrees to pay to Lessor as rental for said premises the total sum of $2675.00.

     Lessee and Lessor agree that this is a continuous agreement based on original agreement dated August 3, 1994, with specific changes. Therefore, deposit had already been complied with, as well as last month's rent.

     Each installment of rental shall be payable in advance on this first day of each month, execpt the first monthly installment which shall be payable by Lessee to Lessor upon the date of the execution of this Lease by Lessee. All rental installments payable hereunder shall be paid in lawful money of the United States at the Lessor's office address appearing under Lessor's signature hereinbelow, or at such other place as Lessor may from time to time designate in writing, and shall be free from all demands, claims or set-offs against Lessor.

     3. As a separate and independent consideration for the execution of this Lease by the Lessor, Lessee has paid to Lessor and Lessor acknowledges receipt from Lessee of the sum of $ -n/a-, and it is hereby agreed that if on the date of the commencement of the last month of the term of this lease, Lessee has faithfully and fully performed the terms and provisions of this Lease on Lesees part to be kept and performed hereunder and has paid to Lessor the rental as herein provided to be paid by Lessee to Lessor, Lessee shall be permitted to occupy, use and enjoy the demised premises during the last month of the term of this Lease beginning on the 18th day of August 1997 and ending on the 17th day of September 1997 without obligation or liability to pay any rental for said month.

         4. If for any reason whatever Lessor cannot deliver possession of the demised premises to Lessee at the commencement of the term of this Lease, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom. In such event, this Lease shall automatically commence upon the date the demised premises are ready for delivery to Lessee and, regardless of the date above specified for the commencement and termination of said Lease, this Lease shall continue from the date the demised premises are ready for occupancy or are occupied by Lessee (whichever date shall first occur) and shall continue thereafter for the full period specified above constituting the duration of the term of this Lease plus a preliminary period comprising the number of days elapsing between the day of the commencement of the term (if such day be other than on the first day of the month) and the first day of the month next succeeding such date, provided, however, that no rent shall be due hereunder until the demised premises are ready for occupancy or are occupied by Lessee, whichever date shall first occur, and the rent shall be prorated on the thirty
(30) day basis for the number of days, if any, elapsing from and after commencement date and the first day of the immediately ensuing month comprising the first full month of the leasehold term. If for any reason the Building should not be completed or occupancy of Lessee's suite is not furnished to Lessee on or before the 18th day of August 1996 so as to result in the actual commencement of the term of this Lease on or before said date, said Lease shall be of no further force or effect and Lessor shall be relieved of all further liability or responsibility to Lessee upon returning in full (a) the first monthly installment of rent paid by Lessee to Lessor upon the date of the execution of this Lease by Lessee, and (b) the sum acknowledged by Lessor under the provisions of Paragraph 3 as having been received from Lessee.

         5. Lessee shall use the leased premises as and for Software development offices and for no other purposes unless the consent of Lessor in writing for a different use by Lessee is first had and obtained by Lessee.

         6. Lessee will conduct himself and will cause Lessee's employees, agent and invitees to conduct themselves with full regard for the rights, convenience and welfare of all other tenants of the Building. Should Lessee be a physician, dentist, chiropractor, chiropodist, radiologist, or plastic surgeon, Lessee agrees to comply with all applicable written or unwritten professional codes or rules of ethics, including those of the American Medical Association.

         Lessee further agrees to comply with and cause the employees, agents and invitees of Lessee to comply with the rules and regulations of the Building, which are hereinafter set forth and hereby made a part of this Lease, and with all supplements and amendments thereto which Lessor may, after giving notice, hereafter adopt. Any violation by Lessee or by its employees, agents or invitees of any such rule or regulation heretofore or hereafter adopted, amended or supplemented by Lessor shall constitute a default by Lessee under this Lease and shall make available to Lessor the remedies hereunder provided by Paragraph 14.

         7. Lessee shall not assign or hypothecate this Lease or any interest therein and shall not sublet the demised premises or any part thereof in whole or in part or suffer any other person, save and except the employees or agents of Lessee, to occupy said demised premises without the written consent of Lessor being first had and obtained. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent aforesaid by Lessor shall be void and shall, at the option of Lessor, terminate this Lease. This Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor.

         8. Lessee states and covenants that no representations as to the use or condition of said premises or as to the terms of this Lease were made by Lessor or Lessor's agents prior to or at the execution of this Lease, other than as may be otherwise expressly set forth and contained herein and that there are no oral agreements between Lessee and Lessor in respect to the demised premises or the use or the condition thereof, that said premises shall not be altered, repaired or changed by Lessee without the written consent of Lessor, and that unless otherwise provided by this Lease, all alterations, improvements, or changes shall be done either by or under the direction of Lessor, but at the cost of Lessee and all alterations, additions or improvements made in or to said premises shall be the property of Lessor and shall remain and be surrendered with said premises upon the termination of this Lease, or, at the option of Lessor, said premises shall be restored to their original condition at the cost of Lessee, that all damage or injury done to the prmises by Lessee, or by any person who may be in or upon the premises by the consent of Lessee, shall be paid for by Lessee upon demand, and that said premises shall be surrendered in as good condition as the same are now in, depreciation for reasonable use thereof excepted. Any and all basins, lavatories, sinks, water closets, lighting fixtures, receptacles, hardware, cabinets, partitions, doors and floor coverings other than carpets, are herein construed to be permanent improvements and shall not be removed from the premises upon the expiration or termination of this Lease, unless otherwise herein stated.

         9. In the event of a partial destruction of the demised premises during said term, from any cause, Lessee shall promptly give written notice thereof to Lessor and Lessor thereafter shall proceed forthwith to repair said premises, provided that following the receipt by Lessor of such written notice from Lessee, such repairs can be made within sixty (60) days under the laws and regulations of State, County or Municipal authorities, but such partial destruction shall in nowise annul or void this Lease, except that Lessee shall be entitled to a proportionate deduction of rent while such repairs are being made, such proportionate deduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee on said premises. If such repairs cannot be made in sixty (60) days, Lessor may, at Lessor's option, make the same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately rebated as aforesaid in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made in sixty (60) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In the event that the Building be destroyed to the extent of not less than 33 1/3 per cent of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the demised premises be injured or not. A total destruction of the Building shall terminate this Lease.

         10. Lessee agrees that it will, at its own expense at all times during the leased term, maintain in force a policy or policies of comprehensive liability insurance, including property damage, written by one or more responsible insurance companies, which shall insure Lessee against liability for injury to persons and/or property and the death of any person or persons occurring in or about the premises. Each such policy shall be approved as to form and insurance company by Lessor and shall contain a clause or endorsement wherein the Insurer agrees to indemnify and hold Lessor and Lessor's agent, servants, and employees harmless from and against all costs, expenses, and/or liability arising out of or based upon any and all claims, injuries and damages.

         11. During usual business hours (8 A.M. to 7 P.M., Sundays and holidays excluded) Lessor agrees to supply for the demised premises hereby lease water, heat, gas, service and electric current for lighting and air conditioning purposes. Lessor shall be the sole judge of the character and amount of said water, heat, gas, service, and Lessor shall not be liable for any stoppage or interruption of any said services caused by riot, strike, labor disputes, accident or necessary repairs.

         12. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

         13. Lessee acknowledges that Lessee's acceptance of possession of the demised premises will constitute a conclusive admission that Lessee has inspected the same and found said demised premises to be in good condition and repair and in all respects in accordance with the obligation of Lessor under this Lease, Lessee hereby waiving all right to make repairs at Lessor's expense. During the term hereof Lessee will maintain the demised premises in good condition and repair in compliance with Lessor's written instructions, except for damage not caused by any negligence of Lessee or of any employee, agent or invitee of Lessee, and Lessee will maintain all of Lessee's furniture, furnishings and equipment located on the demised premises in a good, neat and attractive condition and in good taste and repair. Lessee will not make any alterations or additions to or install partitions or built-in fixtures or facilities on the demised premises without Lessor's previous written consent. Any alterations, additions, partitions, or built-in fixtures made to or installed on the demised premises by Lessee with Lessor's consent will be done in accordance with and subject to the written directions and conditions issued by Lessor, and shall become a part of the Building and property of Lessor. All such construction, alterations, or repairs in or to the demised premises shall be at Lessee's expense.

         Lessor shall not be obligated or required to replace or repair any plumbing in, upon, or about the demised premises should such replacement or repair be made necessary by the fault or neglect of Lessee. Lessor shall not be liable for any damage occasioned by the demised premises being out of repair, nor for any damage done to or done or occasioned by or from plumbing or from gas, water, steam, or other pipes, or the bursting, leaking or running of any closet, tank, plumbling or other damage by water in, above, or upon the demised premises, except as provided for by law, nor for any damage arising from any act or neglect of any co-tenant or other occupants of the Building or by occupants of adjoining or contiguous property. Lessee shall reimburse Lessor for all damage to the Building or to any suite therein, as well as for all damage to tenants or occupants thereof caused by any negligent act of omission or commission on the part of Lessee, its agents, servants, or invitees, or by Lessee's misuse or neglect of the demised premises, its apparatus or appurtenances, and Lessee agrees to hold Lessor harmless from all loss, expense or liability or from any claim for damages to persons or property resulting from the neglect or misuse of the demised premises by Lessee or by Lessee's employees, agents, invitees or guests.

         14. In the event of any breach of this Lease by Lessee, then Lessor, besides other rights or remedies he may have, shall after giving proper notice have the immediate right of re-entry and may remove all persons and property from the demised premises. Such property may be removed and stored in any other place in the Building, or in any other place, for the account of, and at the expense and at the risk of Lessee. Lessee hereby waives all claims for damages which may be caused by Lessor's removing or storing the furniture and property as herein provided, and will save Lessor harmless from any loss, costs, or damages occasioned Lessor thereby, and no such re-entry shall be considered or construed to be a forceable entry. Should Lessor elect to re-enter, as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided for by law, he may either terminate this Lease or he may from time to time, without terminating this Lease, re-let the demised premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor in his sole discretion may deem advisable, with the right to make alterations and repairs to the demised premises. Rentals received by Lessor from such reletting shall be applied first, to the payment of any indebtedness, other than rent, due hereunder from Lessee to Lessor; second, to the payment of any cost of such re-letting; third, to the payment of the cost of any alterations and repairs to the demised premises; fourth, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re-letting during any months be less than that agreed to be paid during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the demised premises by Lessor shall be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a Court of competent jurisdiction. Notwithstanding any such re-letting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedies he may have, he may recover from Lessee all damages Lessor may incur by reason of such breach, including the cost of recovering the demised premises, and including the worth at the time of such termination of the excess if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the demised premises for the remainder of the stated term.

         15. Lessor shall not be liable and Lessee hereby waives all claims for damages that may be caused by Lessor in re-entering and taking possession of the demised premises as herein provided, and all claims for damages that may result from the destruction of or injury to the demised premises or the Building.
Lessor shall not, in any event, be liable for any loss, theft, damage or injuries to the property or person of Lessee, or any occupants of the demised premises.

         16. Either (a) the appointment of a Receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (C) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee.

         17. If Lessee be an individual and should die, or during a national emergency should enter the Armed Forces of the United States, this Lease may be terminated within sixty (60) days thereafter at the option of Lessor or of Lessee or of Lessee's personal representative, upon Lessor giving to Lessee or Lessee's personal representative, or Lessee or Lessee's personal representative giving to Lessor, not less than thirty (30) days' notice in writing. By the effective date of the accelerated termination under this paragraph Lessee or Lessee's personal representative will pay to Lessor all rent due up to the date of the accelerated termination and any other sums owing to Lessor under the provisions of this Lease, and will remove all personal property in the demised premises owned by Lessee of Lessee's estate. If Lessee be a partnership or co-tenancy and one of the partners or co-tenants should die, or during a national emergency should enter the Armed Forces of the United States, he or his estate will be released from all prospective, but not accrued, liability under this Lease, provided the surviving or remaining partners or co-tenants execute an assumption agreement acceptable to Lessor.

         If during the term of this Lease, Lessee becomes disabled to the extent that Lessee is unable to practice his profession profitably, further obligation under this Lease shall cease upon payment of three (3) months' rent after notifying Lessor in writing of the existence of such disability. This provision will not operate to relieve Lessee of liability for rent unless Lessee furnishes Lessor with a certificate of such disability duly certified by a physician to be mutually agreed upon by both parties, said physician to be an M.D.

         18. Lessee shall permit Lessor and Lessor's agent to enter into and upon the demised premises at all reasonable times upon proper notice for the purpose of inspecting the same, cleaning windows and performing other janitor service, or for the purpose of maintaining the Building in which the demised premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said Building including the erection of scaffolding, props, or other mechanical devices, or for the purpose of posting notices of non-liability for alterations, additions or repairs, or for the purpose of placing upon the property in which the demised premises are located any usual or ordinary "FOR SALE" signs, without any rebate of rent to Lessee or damages for any loss of occupation or quiet enjoyment of the demised premises thereby occasioned, and shall permit Lessor, at any time within thirty (30)days prior to the expiration of this Lease, to place upon the windows and doors of the premises any usual or ordinary "FOR RENT" signs. Lessor and Lessor's agents may during said last mentioned period, at reasonable hours, enter upon the demised premises and exhibit the same to prospective lessees.

         19. This Lease shall be, and is hereby declared to be, subject to all present or future mortgages or deeds of trust affecting the said building or the land covered thereby.

         20. Lessee is hereby given an option to extend the term of this Lease for a period of year to year commencing immediately after the expiration date of the original term hereof, upon the same terms and conditions, but at the average rate charged for other offices in the Building at the beginning of this option. Lessee may exercise this option by written notice to Lessor not later than ninety (90) days prior to the expiration date of the original term of this Lease. See below.

         21. Upon expiration or other termination of this Lease, Lessee shall be entitled to removal from the demised premises of all Lessee's movable furniture, equipment, trade fixtures, and personal property.

         22. In case Lessor should bring suit or cross complaint against Lessee in any suit for the purpose of recovering possession of the premises, for the recovery of any sum due hereunder, or because of the breach of any covenant herein on the part of Lessee, or in case Lessee should bring suit against Lessor or cross complaint against Lessor in any suit for breach of any covenant herein on the part of Lessor, and should Lessor or Lessee, as the case may be, prevail in any such suit, or prevail upon a cross complaint filed by Lessor or Lessee in any such suit, the party against whom judgment in any such suit is rendered shall pay to the other party a reasonable attorney's fee and shall be entitled to a specific provision in the judgment awarding such prevailing party such reasonable attorney's fee.

         23. This Agreement is binding on the heirs, executors, administrators, personal representatives, assigns and successors in interest of the parties hereto.

         24. All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States Mail, postage pre-paid, and addressed to Lessee at the demised premises, whether or not Lessee has departed from, abandoned or vacated the demised premises.

         25. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by lessee of any term, covenant, or condition of this Lease.

         26. It is understood and agreed that the remedies herein given to Lessor shall be cumulative, and the exercise of any one remedy by Lessor shall not be to the exclusion of any other remedy.

         27. If Lessee holds possession of the demised premises after the term of this Lease, such Lessee shall become a tenant from month-to-month upon the terms herein specified and at the same monthly rental as is herein provided to be paid by Lessee to Lessor, such rental to be payable monthly in advance in lawful money of the United States on the first day of each month commencing on the first day of the month following the expiration of the term of this Lease. Lessee shall continue to be such tenant until such tenancy shall be terminated by Lessor, or until Lessee shall have given to Lessor a written notice at least one (1) month prior to the date of termination of such monthly tenancy of his intention to terminate such tenancy.

         28. Time is of the essence of this Lease.

         Item 20 cont.: Monthly rental on follow-on lease for each additional year will be adjusted at a rate not to exceed 7 percent.


         IN WITNESS WHEREOF, the parties hereto have executed this Lease in duplicate the day and year first above written.

PAULIST PRODUCTIONS, INC.                                HEURISTIC DEVELOPMENT
                  Lessor                                 GROUP
                                                                  Lessee

/s/ Enid Sevilla                                         /s/ Steven R.Gummins
----------------                                         --------------------
Enid Sevilla                                             Steven R. Gumins
17575 Pacific Coast Highway                              2677 Rambla Pacifico
Pacific Palisades, CA 90272                              Malibu, CA 90265

RULES AND REGULATIONS OF THE BUILDING

         1. No loitering or gatherings shall be permitted in the entranceway, hallways, stairways, corridors or rest rooms of the Building. The elevators, the spaces and the rooms which are made available for use by Tenants and their employees and invitees in common shall be used only for the respective intended purposes.

         2. All plumbing fixtures and facilities in the offices and in the rest rooms shall be used for the respective intended purposes and no act will be permitted which might cause a stoppage or an overflow.

         3. The Building Management shall determine the location of connecting inlets of all telephones and all electrical, gas and water appliances, none of which may be installed by a Tenant without the written consent of the Building Management, and then only in compliance with its directions and at Tenant's risk and expense. Each Tenant shall be responsible to the Owner of the Building and to other Tenants for any damage that might be caused by the installation, maintenance or operation of any telephone or any electrical, gas or water appliance which shall be installed by a Tenant with the consent of the Building Management.

         4. Tenant shall not mark, drive nails or screws, or drill into, paint, or in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work.

         5. No object or article which is unusually weighty or bulky shall be used or maintained in any office without the written consent of the Building Management, and then only in compliance with its directions as to size, weight, location, type of platform and maintenance.

         6. Tenant shall not do anything in the premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of insurance, or which shall conflict with the regulations of the Fire Department or the fire laws or with any insurance policy on the building or any part thereof, or with any rules or ordinances established by the Board of Health; and Tenant shall not use any machinery or device therein which may cause any noticeable noise or jar, or tremor or injury to the floors, ceiling or walls, or which by its weight might injure the floors or walls of the building.

         7. No person, other than an employee of the Building, shall be allowed to do any work or perform any installation, repair or maintenance service in any office on furniture, fixtures or equipment owned or installed by a Tenant unless a Work Permit on the form furnished by the Building Management shall be filled in and signed by the Tenant and countersigned by the Building Management. The work or installation authorized by the Work Permit shall be done at Tenant's risk and expense.

         8. No part of any office shall be used as a dwelling. No household cooking, assembling or manufacturing shall be permitted in any office, and no dogs, other animals or birds shall be allowed in any office or any part of the Building.

         9. No Tenant shall be entitled to obtain any rubbish, waste matter or discarded objects in any office more than forty-eight (48) hours, and shall not place any object or material in the corridors, stairways, entranceway, elevators or rest rooms.

         10. All janitor and cleaning service in the offices and in the Building shall be performed only by employees of the Building or persons approved in writing by the Building Management.

         11. Name plates of Tenants shall be uniform and shall be installed at the locations and shall be of the size and type as prescribed by the Building Management.

         12. No unusual or abnormal noises, either mechanical or vocal, shall be permitted, and the transmission by Tenant of audible sound by electrical or mechanical means or by radio, television or phonograph shall not be permitted, except with the written approval of the Building Management.

         13. Nothing shall be thrown or allowed to drop out of any window or down the stairways or the elevator shaft, and no device or object shall be placed, erected or maintained in window sills or in the window space, other than window blinds, or drapes and devices furnished by Tenant and approved in writing by the Building Management.

         14. No auction or public sale shall be conducted in any office. No Tenant shall invite or permit to remain in any office, or in any part of the Building, any peddler, beggar or solicitor, or any person who may be objectionable to other Tenants because of intoxication, belligerence or other reasons.

         15. No mechanical conveyances, including baby carriages, but excepting wheelchairs, shall be allowed in the elevators, on the stairways or in the upper hallways of the Building.

         16. No device or substance which shall emit any discernible obnoxious odors or any smoke, gas or vapor shall be allowed to escape from any office into any part of the Building.

         17. Unless approved in writing by the Building Management, no windows, glass doors, transoms, skylights or other opaque areas in the Building which are designed to admit or transmit natural or artificial light shall be covered, obscured or obstructed in any manner. No awnings shall be allowed. Any window shade desired by a Tenant shall be installed at his expense and must be of such uniform shape, color, material and make as may be prescribed by the Building Management.

         18. No name, sign, trademark, design, notice, legend or advertisement shall be painted or applied on or affixed to the doors or windows or to the exterior of any wall of any office without the written approval of the Building Management, and then only in compliance with its directions and at Tenant's risk and expense.

         19. No office shall be redecorated or restyled without the written approval of the Building Management, and then only in compliance with its directions and at Tenant's risk and expense.

         20. Tenants shall purchase supplies only from those firms which will comply with the regulations controlling deliveries that are prescribed by the Building Management.

         21. All equipment or personal property of a size or weight which might interrupt elevator service must be delivered or removed from the Building in accordance with regulations posted or retained in the office of the Building.

         22. No employee of the Building or independent contractor performing services in or about the same will be allowed to perform any services for or fulfill any instructions of a Tenant, except on specific authorization from the Building Management, and no Tenant shall request any special service or issue any instructions to employees of the Building except with the written approval of the Building Management. All special services of employees of the Building which shall be approved by the Building Management shall be done at Tenant's risk and expense.


                                 DO NOT RECORD

This standard form covers most usual problems in the field indicated. Before you sign, read it, fill in all blanks, and make changes proper to your transaction. Consult a lawyer if you doubt the form's fitness for your purpose.